Summary Prospectus August 31, 2020
Virtus KAR Equity Income Series - Class A Shares

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.
Before you invest, you may want to review the series’ prospectus, which contains more information about the series and its risks. You can find the series’ prospectus, shareholder reports, statement of additional information (SAI), and other information about the series online at www.virtus.com/our-products/individual-investors/variable-insurance-trust-funds.
The series’ prospectus dated August 31, 2020 and the SAI dated April 30, 2020, as supplemented, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the series’ shareholder reports from your insurance company unless you specifically request paper copies from the insurance company. If your insurance company elects to use this method of delivery, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future shareholder reports in paper free of charge from the insurance company. (Please note that the series will incur additional expenses when printing and mailing any paper shareholder reports, and series expenses pass indirectly to all shareholders.) You can do so by contacting the insurance company. Your election to receive reports in paper likely will apply to all of the funds available in your insurance product, but you should ask your insurance company whether this is the case.

Investment Objective
The Series has investment objectives of capital appreciation and current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus KAR Equity Income Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.
Shareholder Fees (fees paid directly from your investment)	Class A
Shareholder Fees	Non	e
Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses (a)	1.14%
Less: Expense Reimbursement(b)	(0.15)%
Total Annual Series Operating Expenses After Expense Reimbursement (a)(b)	0.99%

(a)
The Total Annual Series Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the Series and do not include acquired fund fees and expenses.

(b)
The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.98% through April 30, 2022. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years after the date on which it was incurred or waived by Virtus.

Example
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$101	$347	$613	$1,373

Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Series invests in a diversified portfolio of primarily high-quality, dividend-paying U.S. companies. The investment strategy emphasizes companies the subadviser believes to have a durable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. The Series typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Under normal circumstances, the Series invests at least 80% of its assets in dividend paying equity securities. Generally, the Series invests in approximately 25 to 50 securities at any given time.
Principal Risks
The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are:
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Equity Securities Risk.  The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

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Limited Number of Investments Risk.  Because the Series may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a Series with a greater number of securities.

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Large Market Capitalization Companies Risk.  The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Market Volatility Risk.  The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series assets as intended.

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Redemption Risk.  One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

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Small and Medium Market Capitalization Companies Risk.  The Series’ investments in small and medium market capitalization companies may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

Performance
The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The current subadviser commenced providing services for the fund in September 2020 and therefore the returns shown in the table for periods prior to that date reflect the performance of other investment professionals. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.
Calendar Year Annual Total Returns for Class A Shares
Best Quarter:	1Q/2012:	14.78%	Worst Quarter:	3Q/2011:	-17.47%	Year to date (3/31/20):	-21.22%

Average Annual Total Returns (for the periods ended 12/31/19)	1 Year	5 Years	10 Years
Class A	28.67%	6.56%	9.72%
MSCI U.S. High Dividend Yield Index (net) (does not reflect fees or expenses)	21.26%	9.78%	12.65%
S&P 500® Index (does not reflect fees or expenses)	31.49%	11.70%	13.56%
As of September 1, 2020 the benchmark to which performance of the Series is compared is the MSCI USA High Dividend Yield Index (net) replacing the Series’ previous primary benchmark, the S&P 500® Index. The Series’ new subadviser believes the MSCI USA High Dividend Yield Index (net) better reflects the markets and securities in which the Series will be invested than the Series’ previous benchmark. The MSCI USA High Dividend Yield Index (net) is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
Management
The Adviser and Subadviser
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.
Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA, is the subadviser to the Series (since September 2020).
Portfolio Manager
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Richard Sherry, CFA,  Senior Research Analyst at KAR. Mr. Sherry has served as a Portfolio Manager of the fund since September 2020.

Purchase and Sale of Series Shares
The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.
Tax Information
Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.
Payments to Insurance Companies and Other Financial Intermediaries
Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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